Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) made as of the 16th day of January, 2026, by and among MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“Borrower”), MODIV INDUSTRIAL INC., a Maryland corporation (“REIT”), the parties executing below as Subsidiary Guarantors (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (KeyBank and such Lenders hereinafterp referred to collectively as the “Lenders”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent and the Lenders entered into that certain Credit Agreement dated as of January 18, 2022, as amended by that certain First Amendment to Credit Agreement and Guaranty (the “First Amendment”) dated as of October 21, 2022 among Borrower, the Guarantors party thereto, Agent and the Lenders, that certain Second Amendment to Credit Agreement dated as of December 20, 2022 among Borrower, the Guarantors party thereto, Agent and the Lenders, and that certain Third Amendment to Credit Agreement dated as of February 26, 2025 among Borrower, the Guarantors party thereto, Agent and the Lenders (collectively, the “Credit Agreement”); and

WHEREAS, the Guarantors executed and delivered that certain Unconditional Guaranty of Payment and Performance dated as of January 18, 2022 in favor of Agent and the Lenders, as amended by the First Amendment (collectively, the “Guaranty”), or became a party thereto pursuant to a Joinder Agreement; and

WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and

WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.          Definitions.  All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2.          Modification of the Credit Agreement.  Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:

(a)          By modifying the definition of “Base Rate” appearing in §1.1 of the Credit Agreement by deleting the words “plus the SOFR Adjustment” appearing in clause (c) of said definition;

(b)          By deleting in its entirety the definition of “Property Manager” appearing in §1.1 of the Credit Agreement and inserting in lieu thereof the following new definition:

“Property Manager.  Manager, an Affiliate of Borrower acting as property manager, or another property manager approved by Agent, such approval not to be unreasonably withheld or delayed.”;

(c)          By modifying the definition of “Revolving Credit Applicable Margin” appearing in §1.1 of the Credit Agreement by deleting in its entirety the table appearing after the first (1st) paragraph of said definition and inserting in lieu thereof the following new table:

Pricing Level	Ratio	Revolving Credit Applicable Margin for SOFR Rate Loans including Letters of Credit	Revolving Credit Applicable Margin for Base Rate Loans
Pricing Level 1	Less than or equal to 40%	1.55%	0.55%
Pricing Level 2	Greater than 40% but less than or equal to 45%	1.65%	0.65%
Pricing Level 3	Greater than 45% but less than or equal to 50%	1.75%	0.75%
Pricing Level 4	Greater than 50% but less than or equal to 55%	1.90%	0.90%
Pricing Level 5	Greater than 55% but less than or equal to 60%	2.05%	1.05%

(d)         By deleting in its entirety the definition of “Revolving Credit Maturity Date” appearing in §1.1 of the Credit Agreement and inserting in lieu thereof the following new definition:

“Revolving Credit Maturity Date.  July 18, 2028, or such earlier date on which the Revolving Credit Loans shall become due and payable pursuant to the terms hereof.”;

(e)          By deleting in its entirety the definition of “SOFR Adjustment” appearing in §1.1 of the Credit Agreement;

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(f)          By modifying the definition of “Term Loan Applicable Margin” appearing in §1.1 of the Credit Agreement by deleting in its entirety the table appearing after the first (1st) paragraph of said definition and inserting in lieu thereof the following new table:

Pricing Level	Ratio	Term Loan Applicable Margin for SOFR Rate Loans	Term Loan Applicable Margin for Base Rate Loans
Pricing Level 1	Less than or equal to 40%	1.50%	0.50%
Pricing Level 2	Greater than 40% but less than or equal to 45%	1.60%	0.60%
Pricing Level 3	Greater than 45% but less than or equal to 50%	1.70%	0.70%
Pricing Level 4	Greater than 50% but less than or equal to 55%	1.85%	0.85%
Pricing Level 5	Greater than 55% but less than or equal to 60%	2.00%	1.00%

(g)         By deleting in its entirety the definition of “Term Loan Maturity Date” appearing in §1.1 of the Credit Agreement and inserting in lieu thereof the following new definition:

“Term Loan Maturity Date.  July 18, 2028, or such earlier date on which the Term Loans shall become due and payable pursuant to the terms hereof.”;

(h)         By modifying §4.15(e) of the Credit Agreement by deleting the words “Adjusted Term” appearing in the last sentence of said §4.15(e); and

(i)         By deleting in its entirety the last sentence of §6.17 of the Credit Agreement and inserting in lieu thereof the following new sentence:

“The principal place of business of the Borrower is 120 Newport Center Drive, Newport Beach, California 92660.”;

(j)           By deleting in its entirety §7.2 of the Credit Agreement and inserting in lieu thereof the following new §7.2:

“§7.2      Maintenance of Office.   The Borrower and each Guarantor will maintain their respective chief executive office at 120 Newport Center Drive, Newport Beach, California 92660 (except for the REIT, which shall maintain its chief executive office at 1500 N Grant Street, #5609, Denver, Colorado 80203), or at such other place in the United States of America as the Borrower or any Guarantor shall designate upon ten (10) days prior written notice to the Agent and the Lenders, where notices, presentations and demands to or upon the Borrower or such Guarantor in respect of the Loan Documents may be given or made.”; and

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(k)          By deleting in its entirety §8.7(a) of the Credit Agreement and inserting in lieu thereof the following new §8.7(a):

“(a)        The Borrower shall not pay any Distribution to the partners, members or other owners of the Borrower, and REIT shall not pay any Distribution to its partners, members or other owners, to the extent that the aggregate amount of such Distribution paid, when added to the aggregate amount of all other Distributions paid in any period of four (4) consecutive calendar quarters, exceeds ninety-five percent (95.0%) of such Person’s Adjusted Funds from Operations for such period, provided, that, for purposes of calculating the foregoing covenant (X) all redemptions of Equity Interests of REIT occurring prior to the Closing Date, (Y) repurchases of Preferred Securities of Borrower and/or the REIT occurring from and after February 26, 2025 to the extent such repurchases are funded by the proceeds of sales of common stock of the REIT during the trailing 12 months of such repurchase, and (Z) repurchases of Preferred Securities of Borrower and/or the REIT occurring from and after January 16, 2026 to the extent such repurchases are funded by the proceeds of (i) the issuance of new Preferred Securities of Borrower and/or the REIT, (ii) sales of Preferred Securities of Borrower and/or the REIT or common stock of the REIT through At-The-Market (ATM) offerings, or (iii) asset sales undertaken in accordance with the terms of this Agreement, in each case, undertaken in accordance with the terms of this Agreement and occurring within the trailing twelve (12) months of such repurchase, shall each be excluded; provided, further, that the limitations contained in this §8.7(a) shall not preclude Distributions in an amount equal to the minimum distributions required under the Code to maintain the REIT Status of REIT, as evidenced by a certification of the principal financial or accounting officer of REIT containing calculations in detail reasonably satisfactory in form and substance to the Agent.”.

3.           Commitments.

(a)         Borrower and Guarantors hereby acknowledge and agree that on the Effective Date, following satisfaction of all conditions thereto as provided herein, the amount of each Lender’s Revolving Credit Commitment, Term Loan Commitment and Total Commitment shall be the amount set forth on Schedule 1.1 attached to this Amendment.  In connection with the execution of this Amendment, (i) each Revolving Credit Lender whose Revolving Credit Commitment is increasing shall be issued a replacement Revolving Credit Note in the principal face amount of its Revolving Credit Commitment as of the date of this Amendment (except to the extent such Revolving Credit Lender has an existing Revolving Credit Note in the principal face amount equal to or greater than its Revolving Credit Commitment as of the date of this Amendment), which will be a “Revolving Credit Note” under the Credit Agreement and other Loan Documents, and (ii) each Term Loan Lender whose Term Loan Commitment is increasing shall be issued a replacement Term Loan Note in the principal face amount of its Term Loan Commitment as of the date of this Amendment (except to the extent such Term Loan Lender has an existing Term Loan Note in the principal face amount equal to or greater than its Term Loan Commitment as of the date of this Amendment), which will be a “Term Loan Note” under the Credit Agreement and other Loan Documents.

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(b)       On the Effective Date, the outstanding principal balance of the Revolving Credit Loans shall be reallocated among the Revolving Credit Lenders such that the outstanding principal amount of Revolving Credit Loans owed to each Revolving Credit Lender shall be equal to such Revolving Credit Lender’s Revolving Credit Commitment Percentage (as in effect after the effectiveness of this Amendment) of the outstanding Revolving Credit Loans, and those Revolving Credit Lenders whose Revolving Credit Commitment is increasing shall advance the funds to the Agent and the funds so advanced shall be distributed among the Revolving Credit Lenders whose Revolving Credit Commitment or Revolving Credit Commitment Percentage is decreasing (including, without limitation, to the Exiting Lender (as defined below)) as necessary to accomplish the required reallocation of the outstanding Revolving Credit Loans. The foregoing reallocation of the Revolving Credit Loans shall be deemed to have occurred with the same force and effect as if the same were assignments of such Revolving Credit Commitments evidenced by an Assignment and Acceptance Agreement; provided, however, that, except for the Revolving Credit Notes to be issued pursuant to Section 3(a) above, no other documents, instruments or assignment fees shall be, or shall be required to be, executed or paid in connection with such reallocation (all of which are hereby waived, as necessary).  The Agent is authorized and directed to make such adjustments and entries in its books and records (including the register for the Revolving Credit Loans) as necessary to reflect such reallocations.

(c)          On the Effective Date, the outstanding principal balance of the existing Term Loans shall be reallocated among the Term Loan Lenders such that the outstanding principal amount of such Term Loans owed to each Term Loan Lender shall be equal to such Term Loan Lender’s Term Loan Commitment Percentage (as in effect after the effectiveness of this Amendment) of the existing outstanding Term Loans, and those Term Loan Lenders whose Term Loan Commitment is increasing shall advance the funds to the Agent and the funds so advanced shall be distributed among the Term Loan Lenders whose Term Loan Commitment or Term Loan Commitment Percentage is decreasing (including, without limitation, to the Exiting Lender) as necessary to accomplish the required reallocation of the existing outstanding Revolving Credit Loans.  The foregoing reallocation of the Term Loans shall be deemed to have occurred with the same force and effect as if the same were assignments of such Term Loans evidenced by an Assignment and Acceptance Agreement; provided, however, that, except for the Term Loan Notes to be issued pursuant to Section 3(a) above, no other documents, instruments or assignment fees shall be, or shall be required to be, executed or paid in connection with such reallocation (all of which are hereby waived, as necessary).  The Agent is authorized and directed to make such adjustments and entries in its books and records (including the register for the Term Loans) as necessary to reflect such reallocations.

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(d)       On the Effective Date, BMO Bank, N.A. (“Exiting Lender”) shall cease to be a Lender under, or a party to, the Credit Agreement and the other Loan Documents.  As a condition to the effectiveness of this Amendment, Borrower shall pay to the Agent for the account of Exiting Lender all outstanding interest, fees and other amounts due or accrued and unpaid to Exiting Lender under the Credit Agreement and the other Loan Documents (it being understood that the outstanding principal balance of the Revolving Credit Loans and Term Loans payable to Exiting Lender on the Effective Date shall be paid by the advances made by certain of the Lenders pursuant to Sections 3(b) and 3(c) of this Amendment, respectively, as a part of the reallocation of the Revolving Credit Loans and Term Loans contemplated thereby), and the Agent shall remit such amounts to Exiting Lender on the Effective Date.  Borrower, Guarantors, Agent and Lenders hereby consent to the making of all such payments to Exiting Lender as contemplated in Sections 3(b) and 3(c) above and in this Section 3(d).  Upon the making of such payments to Exiting Lender, except for those terms, conditions, and provisions, which by their express terms survive the termination of any Lender’s obligations under the Loan Documents (including, without limitation, any applicable indemnification or reimbursement provisions), Exiting Lender shall have no further rights, duties or obligations with respect to or under the Loan Documents.

4.         References to Loan Documents.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

5.          Consent and Acknowledgment of Borrower and Guarantors.  By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements or instruments executed in connection herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that (a) the Credit Agreement, as modified and amended herein, and the other Loan Documents remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against such Persons in accordance with their respective terms, (b) that the Guaranty extends to and applies to the Credit Agreement and the other Loan Documents as modified and amended herein, and (c) that the execution and delivery of this Amendment and any other agreements or instruments executed in connection herewith does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.

6.           Representations and Warranties.  Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a)         Authorization.  The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower or any Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, operating agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, Borrower or any Guarantor or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower or any Guarantor and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to the Agent.

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(b)         Enforceability.  This Amendment and any other agreements or instruments executed in connection herewith to which Borrower or any Guarantor is a party are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)          Approvals.  The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of, or any filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained, and filings after the date hereof of disclosures with the SEC.

(d)        Reaffirmation of Representations and Warranties.  Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is true and correct in all material respects as of the date hereof, with the same effect as if made at and as of the date hereof, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that, with respect to any representation or warranty which by its terms is made as of a specified date, such representation or warranty is reaffirmed hereby only as of such specified date).  To the extent that any of the representations and warranties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is qualified by “Material Adverse Effect” or any other materiality qualifier, then the qualifier “in all material respects” contained in this paragraph shall not apply with respect to any such representations and warranties.

7.          No Default.  By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are, and will be immediately after giving effect to the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith, in compliance with all covenants under the Loan Documents, and that no Default or Event of Default has occurred and is continuing.

8.        Waiver of Claims.  Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or the Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.

9.          Ratification.  Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein.  Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

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10.        Effective Date.  This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:

(a)          the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Lenders;

(b)         receipt by Agent of the originally executed (i) Revolving Credit Notes required to be delivered pursuant to Section 3(b) of this Amendment and (ii) Term Loan Notes required to be delivered pursuant to Section 3(c) of this Amendment;

(c)         receipt by Agent of evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment, including, without limitation, (i) an extension fee in respect of the extension of the Revolving Credit Maturity Date in an amount equal to twenty-two and one-half (22.5) basis points on the Total Revolving Credit Commitment in effect as of the date of this Amendment, which fee shall be paid to the Agent for the pro rata accounts of the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments, (ii) an extension fee in respect of the extension of the Term Loan Maturity Date in an amount equal to twenty-two and one-half (22.5) basis points on the Total Term Loan Credit Commitment in effect as of the date of this Amendment, which fee shall be paid to the Agent for the pro rata accounts of the Term Loan Lenders in accordance with their respective Term Loan Commitments, and (iii) an amendment fee of $20,000.00 for each Lender that executes this Amendment;

(d)          receipt by Agent of a pro forma compliance certificate evidencing compliance with the covenants described in §9 of the Credit Agreement and the other covenants described in such Compliance Certificate, in each case, after giving effect to this Amendment, calculated in good faith based on the pro forma consolidated financial statements of REIT for the calendar quarter ended September 30, 2025;

(e)          receipt by Agent of such other resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request; and

(f)           The Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment.

11.         Amendment as Loan Document.  This Amendment shall constitute a Loan Document.

12.        Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

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13.        Electronic Signatures.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent.  For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.  Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.  Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of the Agent or the Lenders and any of the Borrower or Guarantors, electronic images of this Amendment or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto.

14.       MISCELLANEOUS.  THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment under seal as of the day and year first above written.

BORROWER:

MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Modiv Industrial, Inc. (f/k/a Modiv Inc.), a Maryland corporation, its general partner

By: /s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer

(SEAL)

REIT:

MODIV INDUSTRIAL, INC. (f/k/a Modiv Inc.), a Maryland corporation

By:	/s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer

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KeyBank/Modiv – Signature Page to Fourth Amendment to Credit Agreement

SUBSIDIARY GUARANTORS

RU L3 CARLSBAD, LLC;
RU ITW SKY PARK, LLC;
RU PMI SAN CARLOS, LLC;
MDV TROPHY CARSON CA LLC; and
RU SUTTER RANCHO CORDOVA, LLC,
each a California limited liability company

By:	MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership, its sole member

	By:	MODIV INDUSTRIAL, INC. (f/k/a Modiv Inc.), a Maryland corporation, its general partner

		By:	/s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer

MDV 1031, LLC,
an Ohio limited liability company

By:	MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership, its sole member

	By:	MODIV INDUSTRIAL, INC. (f/k/a Modiv Inc.), a Maryland corporation, its general partner

		By:	/s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer

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KeyBank/Modiv – Signature Page to Fourth Amendment to Credit Agreement

SUBSIDIARY GUARANTORS

MODIV ARROW ARCHBOLD OH LLC;
RU FAIRVIEW DRIVE DEKALB IL, LLC;
RU 6877-6971 WEST FRYE ROAD CHANDLER AZ, LLC;
RU 8825 STATESVILLE ROAD CHARLOTTE NC, LLC;
RU NG MELBOURNE FL, LLC;
RU NG PARCEL MELBOURNE FL, LLC;
MDV LINPRE 8, LLC;
MDV TRINITY 4, LLC;
MDV UPSTATE NY, LLC;
MDV STEALTH MN, LLC;
MDV ROSCOE IL, LLC;
MDV READING PA, LLC;
MDV LANSING MI, LLC;
MDV SJE MN AND OH, LLC;
MDV ALLEYTON TX, LLC;
MDV ANDREWS SC, LLC; and
MDV PIQUA, LLC,
each a Nevada limited liability company

By:	MODIV OPERATING PARTNERSHIP, LP, a Delaware limited partnership, its sole member

	By:	MODIV INDUSTRIAL, INC. (f/k/a Modiv Inc.), a Maryland corporation, its general partner

		By:	/s/ RAYMOND J. PACINI
Name: Raymond J. Pacini
Title: Chief Financial Officer

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KeyBank/Modiv – Signature Page to Fourth Amendment to Credit Agreement

AGENT AND LENDERS

KEYBANK NATIONAL ASSOCIATION,
individually as a Lender and as the Agent

By:	/s/ THOMAS Z. SCHMITT
Name: Thomas Z. Schmitt
Title: Vice President

(SEAL)

TRUIST BANK, as a Lender

By:	/s/ RYAN ALMOND
Name: Ryan Almond
Title: Director

(SEAL)

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ JOE WHITE
Name: Joe White
Title: Senior Vice President

(SEAL)

Pinnacle Bank, a Tennessee Bank, d/b/a Synovus Bank, as successor by merger with Synovus Bank, as a Lender

By:	/s/ ZACH BRAUN
Name: Zach Braun
Title: Managing Director
(SEAL)

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KeyBank/Modiv – Signature Page to Fourth Amendment to Credit Agreement

S&T BANK, as a Lender

By:	/s/ SEAN APICELLA
Name: Sean Apicella
Title: Senior Vice President, Market Executive

(SEAL)

FIRST FINANCIAL BANK, as a Lender

By:	/s/ MICHAEL C. ROSE
Name: Michael C. Rose
Title: Senior Vice President

(SEAL)

KeyBank/Modiv – Signature Page to Fourth Amendment to Credit Agreement

Exiting Lender hereby joins in the execution of this Amendment solely for purposes of acknowledging its agreement to the terms and conditions set forth in Section 3 of this Amendment.

EXITING LENDER:

BMO BANK N.A., as a Lender

By:	/s/ ASHLEY BAKE
Name: Ashley Bake
Title: Managing Director

(SEAL)

KeyBank/Modiv – Signature Page to Fourth Amendment to Credit Agreement

Schedule 1.1

REVOLVING CREDIT COMMITMENT

Name and Address	Revolving Credit Commitment	Revolving Credit Commitment Percentage
KeyBank National Association 1200 Abernathy Road, N.E., Suite 1550 Atlanta, Georgia 30328 Attn: Tom Schmitt Telephone: 770-510-2109 Facsimile: 770-510-2195	$8,566,666.66	28.555555533333%
Truist Bank 303 Peachtree Street, NE, 22nd Floor Atlanta, GA 30308 Attn: Ryan Almond Telephone: 404-813-1352	$8,400,000.07	28.000000233333%
The Huntington National Bank 222 North LaSalle Street, Suite 1200 CHI-902 Chicago, IL 60601 Attn: Joe White Telephone: 708-273-8690	$7,566,666.67	25.222222233333%
Synovus Bank 3400 Overton Park Drive, Floor 5 Atlanta, GA 30339 Attn: Zachary Braun Telephone: 678-302-1183	$2,400,000.00	8.000000000000%
First Financial Bank 255 East 5th Street, Suite 800 Cincinnati, OH 45202 Attn: Jamie Schmitz Telephone: 513-989-5888	$1,866,666.60	6.222222000000%
S&T Bank 491 N. Cleveland Massillon Road Akron, OH 44333 Attn: Jeff Srp Telephone: 330-664-2908	$1,200,000.00	4.000000000000%
TOTAL	$30,000,000.00	100%
* Percentages may not add up to 100% due to rounding.

TERM LOAN COMMITMENTS

Name and Address	Term Loan Commitment	Term Loan Commitment Percentage
KeyBank National Association 1200 Abernathy Road, N.E., Suite 1550 Atlanta, Georgia 30328 Attn: Tom Schmitt Telephone: 770-510-2109 Facsimile: 770-510-2195	$73,000,000.00	29.200000000000%
Truist Bank 303 Peachtree Street, NE, 22nd Floor Atlanta, GA 30308 Attn: Ryan Almond Telephone: 404-813-1352	$71,333,333.00	28.533333200000%
The Huntington National Bank 222 North LaSalle Street, Suite 1200 CHI-902 Chicago, IL 60601 Attn: Joe White Telephone: 708-273-8690	$63,000,000.00	25.200000000000%
Synovus Bank 3400 Overton Park Drive, Floor 5 Atlanta, GA 30339 Attn: Zachary Braun Telephone: 678-302-1183	$18,000,000.00	7.200000000000%
First Financial Bank 255 East 5th Street, Suite 800 Cincinnati, OH 45202 Attn: Jamie Schmitz Telephone: 513-989-5888	$15,666,667.00	6.266666800000%
S&T Bank 491 N. Cleveland Massillon Road Akron, OH 44333 Attn: Jeff Srp Telephone: 330-664-2908	$9,000,000.00	3.600000000000%
TOTAL	$250,000,000.00	100%
* Percentages may not add up to 100% due to rounding.

TOTAL COMMITMENTS

Name and Address	Total Commitment	Total Commitment Percentage
KeyBank National Association 1200 Abernathy Road, N.E., Suite 1550 Atlanta, Georgia 30328 Attn: Tom Schmitt Telephone: 770-510-2109 Facsimile: 770-510-2195	$81,566,666.66	29.130952378571%
Truist Bank 303 Peachtree Street, NE, 22nd Floor Atlanta, GA 30308 Attn: Ryan Almond Telephone: 404-813-1352	$79,733,333.07	28.476190382143%
The Huntington National Bank 222 North LaSalle Street, Suite 1200 CHI-902 Chicago, IL 60601 Attn: Joe White Telephone: 708-273-8690	$70,566,666.67	25.202380953571%
Synovus Bank 3400 Overton Park Drive, Floor 5 Atlanta, GA 30339 Attn: Zachary Braun Telephone: 678-302-1183	$20,400,000.00	7.285714285714%
First Financial Bank 255 East 5th Street, Suite 800 Cincinnati, OH 45202 Attn: Jamie Schmitz Telephone: 513-989-5888	$17,533,333.60	6.261904857143%
S&T Bank 491 N. Cleveland Massillon Road Akron, OH 44333 Attn: Jeff Srp Telephone: 330-664-2908	$10,200,000.00	3.642857142857%
TOTAL	$280,000,000.00	100%
* Percentages may not add up to 100% due to rounding.